SCUDDER


                              Scudder Equity Trust

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 225-5163

                                                                October 12, 1995
To the Shareholders:

     A Special Meeting of Shareholders of Scudder Equity Trust (the "Trust"), consisting of Scudder Capital Growth Fund and Scudder Value Fund (the "Funds") is to be held at 1:30 p.m., eastern time, on Tuesday, December 5, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders will elect Trustees of the Trust and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Funds' independent accountants. In addition, the shareholders present will hear a report on the Funds. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that you vote in favor of each of the foregoing matters.

                                                        Respectfully,


                                                        /s/Daniel Pierce
                                                        Daniel Pierce
                                                        President

--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

MIS-49/75-1

                              Scudder Equity Trust

                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Capital Growth Fund
and Scudder Value Fund:

Please take notice that a Special Meeting of Shareholders of Scudder Equity Trust (the "Trust"), consisting of Scudder Capital Growth Fund and Scudder Value Fund (the "Funds") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Tuesday, December 5, 1995, at 1:30 p.m., eastern time, for the following purposes:

     (1) To elect ten Trustees to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the Funds for the fiscal year ending September 30, 1996.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Funds at the close of business on October 6, 1995 are entitled to vote at the meeting and at any adjournments thereof.



                                              By Order of the Board of Trustees,
October 12, 1995                              Thomas F. McDonough, Secretary

--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Trust the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                              Scudder Equity Trust
                                 345 Park Avenue
                            New York, New York 10154

                                 PROXY STATEMENT

                                     General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Equity Trust (the "Trust") for use at the Special Meeting of Shareholders of Scudder Capital Growth Fund and Scudder Value Fund (the "Funds"), to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, December 5, 1995 at 1:30 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about October 12, 1995, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the principal executive office of the Trust, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a plurality and majority, respectively, of shares voting at the Meeting.

     Shareholders of the Funds will vote together on the matters set forth in this Proxy Statement. Holders of record of shares of beneficial interest of the Funds at the close of business on October 6, 1995 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. Shares of the Funds outstanding on the Record Date were as follows:


                           Fund                             Shares
                           ----                             ------
                   Scudder Capital Growth Fund            64,936,030
                   Scudder Value Fund                      4,273,342


     The Funds provide periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for either Fund, without charge, by calling (800) 225-2470 or writing the Funds at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF TRUSTEES

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Trustees to replace such nominee. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Trustee of the Trust. With the exception of Ms. Bolton and Mr. Fox, each of the nominees is now a Trustee of the Trust. Unless otherwise noted, each of the nominees has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

                                Present Office with the
                                Trust, if any; Principal                          Shares
                                Occupation or Employment       Year First      Beneficially
                              and Directorships in Publicly     Became a         Owned on         Percent
Name (Age)                          Held Companies              Trustee      August 31, 1995(1)   of Class
----------                          --------------              -------      ------------------   --------
Daniel Pierce (61)*#      President;  Chairman  of the  Board    1990               --              --
                          and  Managing  Director of Scudder,
                          Stevens  & Clark,  Inc.;  Director,
                          Fiduciary  Trust  Company (bank and
                          trust    company)   and   Fiduciary
                          Company   Incorporated   (bank  and
                          trust  company).  Mr. Pierce serves
                          on the boards of an  additional  47
                          funds managed by Scudder.

Paul Bancroft III (65)    Venture  Capitalist  and Consultant    1982        Value Fund: 6,256    less than
                          (1988   until   present);   Retired                                     1/4 of 1%
                          President,  Chief Executive Officer
                          and Director,  Bessemer  Securities
                          Corp. (private investment company);
                          Director:   Albany   International,
                          Inc.     (paper     machine    belt
                          manufacturer),  Western Atlas, Inc.
                          (diversified   oil   services   and
                          industrial  automation company) and
                          Measurex  Corp.   (process  control
                          systems   company).   Mr.  Bancroft
                          serves   on   the   boards   of  an
                          additional   13  funds  managed  by
                          Scudder.



                                          2

                                Present Office with the
                                Trust, if any; Principal                          Shares
                                Occupation or Employment       Year First      Beneficially
                              and Directorships in Publicly     Became a         Owned on         Percent
Name (Age)                          Held Companies              Trustee      August 31, 1995(1)   of Class
----------                          --------------              -------      ------------------   --------
Sheryle J. Bolton         Consultant;   President  and  Chief      --                --              --
(49)                      Operating   Officer,    Physicians'
                          Online,      Inc.       (electronic
                          transmission       of      clinical
                          information     for     physicians)
                          (1994-95);      Member,      Senior
                          Management Team,  Rockefeller & Co.
                          (1990-93).

Thomas J. Devine          Consultant.  Mr.  Devine  serves on     1982       Capital Growth      less than
(68)                      the  boards  of  an  additional  15                Fund: 5,429(2)      1/4 of 1%
                          funds managed by Scudder.
                                                                             Value Fund:            .34%
                                                                             15,987(3)

Keith R. Fox              President,      Exeter      Capital      --                --              --
(41)                      Management   Corporation   (private
                          equity investment firm).

David S. Lee (61)*        Vice President;  Managing  Director     1982        Capital Growth     less than
                          of Scudder,  Stevens & Clark, Inc.;                 Fund: 27,289(4)    1/4 of 1%
                          Executive   Committee  &  Board  of
                          Governors,    Investment    Company
                          Institute;  Trustee  Emeritus,  New
                          England  Medical  Center.  Mr.  Lee
                          serves   on   the   boards   of  an
                          additional   27  funds  managed  by
                          Scudder.



                                     3

                                Present Office with the
                                Trust, if any; Principal                          Shares
                                Occupation or Employment       Year First      Beneficially
                              and Directorships in Publicly     Became a         Owned on         Percent
Name (Age)                          Held Companies              Trustee      August 31, 1995(1)   of Class
----------                          --------------              -------      ------------------   --------

Douglas M. Loudon         Vice President;  Managing  Director    1991                --               --
(51)*                     of Scudder,  Stevens & Clark, Inc.;
                          Board of Governors  and  President,
                          Investment  Counsel  Association of
                          America.  Mr.  Loudon serves on the
                          boards of an additional three funds
                          managed by Scudder.

Dr. Wilson Nolen          Consultant;   Director,  Ecohealth,    1982         Capital Growth     less than
(68)                      Inc.  (biotechnology  company). Dr.                 Fund: 19,096       1/4 of 1%
                          Nolen  serves  on the  boards of an
                          additional   14  funds  managed  by
                          Scudder.

Juris Padegs (63)*#       Vice President;  Managing  Director    1987                --              --
                          of Scudder,  Stevens & Clark,  Inc.
                          Mr.  Padegs serves on the boards of
                          an  additional  27 funds managed by
                          Scudder.

Dr. Gordon                Professor  Emeritus of  Accounting,    1979         Capital Growth     less than
Shillinglaw (70)          Columbia University Graduate School                 Fund: 14,018       1/4 of 1%
                          of Business. Dr. Shillinglaw serves
                          on the boards of an  additional  13                 Value Fund: 2,225  less than
                          funds managed by Scudder.                                              1/4 of 1%


                                                                        Sole voting
                                        Sole             Shared           but no
All Trustees and Officers          investment and    investment and     investment                 Percent
as a group                          voting power      voting power        power(5)       Total     of Class
----------                          ------------      ------------       ---------       -----     --------
  Capital Growth Fund                  34,988            12,773            979,389     1,027,150     1.57%
  Value Fund                            8,481            16,035            161,369       185,885     3.96%
  TOTAL


*    Trustees  considered by the Trust and its counsel to be persons who are "interested  persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940


                                        4

     Act")) of the Trust or of the Funds' investment  adviser,  Scudder,  Stevens & Clark, Inc. Messrs. Lee,
     Loudon,  Padegs and Pierce are deemed to be "interested  persons" because of their affiliation with the
     Funds' investment adviser, or because they are Officers of the Funds or both.

#    Messrs. Padegs and Pierce are members of the Executive Committee of the Trust.

(1)  The  information  as to  beneficial  ownership  is based on  statements  furnished  to the Trust by the nominees  and  Trustees.  Unless  otherwise  noted,  beneficial  ownership  is based on sole voting and investment power.

(2)  Mr.  Devine's  total  includes 4,812 shares in Capital Growth Fund owned by members of his family as to which he disclaims beneficial ownership.

(3)  Mr.  Devine's  total  shares in Value Fund are owned by members of his family as to which he  disclaims beneficial ownership.

(4)  Mr. Lee's total in Capital Growth Fund includes 6,814 shares owned by members of his family as to which he shares investment and voting power and 20,475 shares held with sole investment but no voting power.

(5)  Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as trustee.

     Certain accounts for which the Adviser acts as investment adviser owned 809,227 shares in the aggregate or 17.25% of the outstanding shares of Value Fund on August 31, 1995. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of August 31, 1995, 451,511 shares in the aggregate or 9.63% of the outstanding shares of Value Fund, were held in the name of National Financial Services Company, 200 Liberty Street, One World Financial Center, New York, NY 10281-0095, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Except as noted above, to the best of each Fund's knowledge, as of August 31, 1995, no other person owned beneficially more than 5% of any of the Fund's outstanding voting securities.

Committees of the Board--Board Meetings

     The Board of Trustees met four times during the fiscal year ended September 30, 1995. Each Trustee attended at least 75% of the total number of regular meetings of the Trustees and all Committees of the Board on which they served as regular members.

     The  Trustees,  in  addition  to an  Executive  Committee,  have  an  Audit
Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Trustees have an Audit Committee, consisting of Messrs. Bancroft, Devine, Nolen, Shillinglaw and Stone, the Trustees who are not interested persons of the Funds or of Scudder (the "Non-Interested Trustees"). The Audit Committee met once during the fiscal year ended September 30, 1995 to review with management and the independent accountants, among other things, the scope of the audit and the controls of the Funds and their agents, to review and approve in advance the type of services to be rendered by independent accountants, to recommend the selection of independent accountants for the Funds to the Trustees for approval and in general to consider and report to the Trustees on matters regarding the Funds' accounting and bookkeeping practices.

Nominating Committee

     The Trustees have a Special Nominating Committee, consisting of the Non-Interested Trustees. The Committee is charged with the duty of making all nominations of Non-Interested Trustees. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met three times during the fiscal year ended September 30, 1995.

Honorary Trustee

     Robert W. Lear serves as an Honorary Trustee of the Trust. Honorary Trustees are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

Executive Officers

     In addition to Messrs. Lee, Loudon, Padegs and Pierce, Trustees who are also Officers of the Trust, the following persons are Executive Officers of the
Trust:


                                            Present Office with the Trust;                 Year First
             Name (Age)                 Principal Occupation or Employment(1)         Became an Officer (2)
             ----------                 -------------------------------------         ---------------------
 Donald E. Hall (43)                 Vice President; Managing Director of                     1994
                                     Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (62)              Vice President; Managing Director of                     1986
                                     Scudder, Stevens & Clark, Inc.

 Thomas W. Joseph (56)               Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.

 Kathleen T. Millard (34)            Vice President; Principal of Scudder,                    1995
                                     Stevens & Clark, Inc.; Vice President,
                                     Chase Manhattan Bank (until 1991).

 Thomas F. McDonough (48)            Vice President, Secretary and Assistant                  1984
                                     Treasurer; Principal of Scudder, Stevens &
                                     Clark, Inc.

 Pamela A. McGrath (41)              Vice President and Treasurer; Principal of               1989
                                     Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (50)            Vice President and Assistant Treasurer;                  1987
                                     Principal of Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (42)               Vice President and Assistant Secretary;                  1984
                                     Managing Director of Scudder, Stevens &
                                     Clark, Inc.

 Coleen Downs Dinneen (34)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.


(1) Unless  otherwise  stated,  all Executive  Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office at the pleasure of the Trustees.

Transactions with and Remuneration of Officers and Trustees

     The aggregate direct remuneration of the Non-Interested Trustees of Scudder Capital Growth Fund was $42,775, including expenses, during the fiscal year ended September 30, 1994. The aggregate direct remuneration of the Non-Interested Trustees of Scudder Value Fund was $42,452, including expenses, during the fiscal year ended September 30, 1994. Each such Non-Interested Trustee currently receives an annual Trustee's fee of $4,000 and a fee of $400 for each Trustees' meeting, Audit Committee meeting or meeting held for the purpose of considering contractual arrangements between the Trust and Scudder and $150 for each other committee meeting attended. Scudder supervises the Funds' investments and pays the compensation and expenses of the personnel of Scudder who serve as Trustees and Officers of the Trust, and receives an investment advisory fee. Several of the Trust's Officers and Trustees are also officers or employees of Scudder, Scudder Fund Accounting Corporation, Scudder Service Corporation or Scudder Trust Company and they may therefore be deemed to participate in the fees paid to those firms, although the Trust makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Trustees who receive compensation from the Trust.

Column (2) Aggregate compensation received by a Trustee from the Trust.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Trust does not pay such benefits to its Trustees.

Column (5) Total compensation received by a Trustee from the Trust plus compensation received from all funds managed by Scudder for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided. Generally, compensation received by a Trustee for serving on the Board of a closed-end fund is greater than the compensation received by a Trustee for serving on the Board of an open-end fund.

                                             Compensation Table
                                    for the year ended December 31, 1994
 ---------------------------------------------------------------------------------------------------------
                (1)                      (2)               (3)              (4)              (5)
                                      Aggregate         Pension or
                                     Compensation       Retirement       Estimated    Total Compensation
                                         from        Benefits Accrued     Annual      From the Trust and
          Name of Person,           Scudder Equity   As Part of Fund   Benefits Upon  Fund Complex Paid
             Position                   Trust*       Complex Expenses   Retirement       to Trustees
 ---------------------------------------------------------------------------------------------------------
 Paul Bancroft III,                    $16,400             N/A              N/A            $120,238
 Trustee                                                                                  (14 funds)

 Thomas J. Devine,                     $16,400             N/A              N/A            $115,656
 Trustee                                                                                  (16 funds)

 Dr. Wilson Nolen,                     $16,400             N/A              N/A            $132,023
 Trustee                                                                                  (15 funds)

 Dr. Gordon Shillinglaw,               $18,000             N/A              N/A            $89,570
 Trustee                                                                                  (14 funds)

 Robert G. Stone, Jr.,                 $16,400           $6,289+          $6,000+          $140,438
 Trustee                                                                                  (15 funds)

 Robert W. Lear,                         N/A               N/A              N/A            $62,875
 Honorary Trustee                                                                         (10 funds)

*    Scudder Equity Trust consists of two funds: Scudder Capital Growth Fund and Scudder Value Fund.

+    Retirement  benefits  accrued and proposed to be paid as  additional  compensation  for serving on the
     Board of The Japan Fund, Inc.

Required Vote

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders vote in favor of each of the nominees.

           (2) RATIFICATION OR REJECTION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS

     At a meeting held on September 6, 1995, all members of the Board of Trustees, including a majority of the Non-Interested Trustees, selected Coopers & Lybrand L.L.P. as the Funds' independent accountants for the fiscal year ending September 30, 1996 to examine the Funds' books and accounts and to certify the Funds' financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire.

Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Funds' financial statements for the fiscal year ended September 30, 1994 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Funds' semiannual and annual reports and their filings with the Securities and Exchange Commission.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                             ADDITIONAL INFORMATION

Investment Adviser

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's wholly-owned subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago,  Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

Other Matters

     The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting. Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Funds, personnel of Scudder or an agent of the Funds for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Funds. The Funds will reimburse banks, brokers and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 5, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

345 Park Avenue                                By Order of the Board of Trustees
New York, New York 10154                       Thomas F. McDonough
October 12, 1995                               Secretary

PROXY                                                   SCUDDER EQUITY TRUST                                                   PROXY

                                          THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

                                         Special Meeting of Shareholders -- December 5, 1995

     The  undersigned  hereby  appoints  Dr.  Wilson  Nolen,  Juris Padegs and Daniel  Pierce and each of them,  the proxies for the undersigned,  with the power of  substitution  to each of them,  to vote all shares of Scudder  Equity Trust  consisting  of Scudder
Capital Growth Fund and Scudder Value Fund,  which the  undersigned is entitled to vote at the Special  Meeting of  Shareholders  of
Scudder Equity Trust, to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New
York, New York 10154, on December 5, 1995 at 1:30 p.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each item listed below.

1.   The election of Trustees;

          FOR all nominees listed below                               WITHHOLD AUTHORITY
          (except as marked to the contrary below)   /_/              to vote for all nominees listed below   /_/

          Nominees: Daniel Pierce, Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, David S. Lee, Douglas M.
          Loudon, Dr. Wilson Nolen, Juris Padegs and Dr. Gordon Shillinglaw.

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


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

2.   Ratification of the selection of Coopers & Lybrand L.L.P.                  FOR  /_/       AGAINST  /_/        ABSTAIN  /_/
     as independent accountants.

The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                                                                      Please sign exactly as your name or names appear
                                                                      When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                      __________________________________________________________
                                                                                       (Signature of Shareholder)

                                                                      __________________________________________________________
                                                                                   (Signature of joint owner, if any)

                                                                      Date _______________________________________________, 1995

                                             PLEASE SIGN AND RETURN IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED

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